                                                                    Exhibit 3.31

                                                        1477539

                                                         FILED

                                         In the office of the Secretary of State
                                                of the State of California

                                                       FEB 26 1990

                                                    /s/ March Fong EU
                                             MARCH FONG EU, Secretary of State

                           ARTICLES OF INCORPORATION

                                      OF

                          WILSHIRE CARE CENTER, INC.


                                       I

The name of this corporation is Wilshire Care Center, Inc.

                                      II

The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

                                      III

The name and address in the State of California of this corporation's initial agent for service of process is:
Robert Snukal, 4311 Wilshire Boulevard, Suite 206, Los Angeles, California
90010.

                                      IV

This corporation is authorized to issue only one class of shares of stock; and the total number of shares which this corporation is authorized to issue is 500,000.



Dated: February 26, 1990                      /s/ David B. Bloom
                                             --------------------------
                                             DAVID B. BLOOM

I hereby declare that I an the person who executed the foregoing Articles of Incorporation, which execution is my act and deed.


                                              /S/ David B. Bloom
                                             --------------------------
                                             DAVID B. BLOOM

                                                        A387225
                                                         FILED

                                         In the office of the Secretary of State
                                                     of the State of California

                                                         MAY 11 1990
                                                     /s/ March Fong EU

                                              March Fong EU. Secretary of State

                            CERTIFICATE OF AMENDMENT
                            -----------------------
                                       OF
                                       --
                            ARTICLES OF INCORPORATION
                            -------------------------

     ROBERT SNUKAL, SHEILA SNUKAL, MANUEL PADAMA AND CLAIRE PADAMA certify that:

     1. They are the directors of Wilshire Care Center, Inc., a California corporation.

     2. They hereby adopt the following amendment of the Articles of Incorporation of said corporation:

     Article I is amended to read as follows:

     "The name of this corporation is Elmcrest Convalescent Hospital."

     3. The corporation has issued no shares.

     I further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of my own knowledge.

Dated: May 2, 1990                                       /s/ Robert Snukal
                                                        -----------------------
                                                        Robert Snukal, Director



                                                         /s/ Sneila Snukal
                                                        -----------------------
                                                        Sneila Snukal,Director



                                                         /s/ Manuel Padama
                                                       ------------------------
                                                       Manuel Padama, Director


                                                          /s/ Claire Padama
                                                       ------------------------
                                                       Claire Padama, Director


                                                                          (SEAL)